UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018
NuStar GP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On April 9, 2018, NuStar GP Holdings, LLC (“Holdings”) entered into that certain Fifth Amendment to Revolving Credit Agreement dated as of April 9, 2018 among Holdings, Riverwalk Holdings, LLC (“Riverwalk”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (the “Fifth Amendment”). The Fifth Amendment amends that certain Revolving Credit Agreement dated as of June 28, 2013 among Holdings, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, SunTrust Bank, as Syndication Agent, and the lenders party thereto, as amended (the “Credit Agreement”).

The Fifth Amendment (1) extends the maturity date of the Credit Agreement to the earlier to occur of (a) August 8, 2018 and (b) the effective time of the proposed merger of a subsidiary of NuStar Energy L.P. (“NS”) with and into Holdings, pursuant to the Agreement and Plan of Merger dated as of February 7, 2018 and announced by NS and Holdings on February 8, 2018 and (2) reduces the minimum aggregate cash distributions Holdings and its subsidiaries are required to receive from NS each quarter in respect of Holdings’ indirectly owned equity interests in NS from $19.0 million to $7.0 million. In connection with the Fifth Amendment, Riverwalk pledged an additional 4,000,000 common units of NS held by Riverwalk (for a total of 6,926,833 common units) as collateral to secure the obligations under the Credit Agreement.

The above discussion is qualified in its entirety by the text of the Fifth Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

The description set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit

Exhibit 10.01
Fifth Amendment to Revolving Credit Agreement, dated as of April 9, 2018, among NuStar GP Holdings, LLC, Riverwalk Holdings, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR GP HOLDINGS, LLC

Date: April 9, 2018	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

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